Exhibit 99.1

KPMG LLP	Tel +44 (0) 113 231 3000
1 Sovereign Square	Fax +44 (0) 113 231 3200
Sovereign Street	john.midgley@kpmg.co.uk
Leeds LS1 4DA	Mobile +44 7500 607 840
United Kingdom

Private & confidential The Directors STARK Financing 2023-1 DAC 2nd Floor 2 Victoria Buildings, Haddington Road Dublin 4 DO4 XN32 Ireland	Your ref Our ref Contact	Project Sussex JM/AP/CC1474 John Midgley Tel +44 113 231 3916

Bank of America Europe DAC

Central Park

Dublin D18 N924

Ireland

Deutsche Bank AG, London Branch

Winchester House

1 Great Winchester Street

London EC2N 2DB

3 October 2023

Dear All

Engagement to perform agreed-upon procedures in relation to a portfolio of UK commercial logistics leases proposed to be the subject of a securitisation

In accordance with the terms of our engagement letter dated 26 September 2023 (the “Engagement Letter”), we have performed certain agreed-upon procedures in relation to the portfolio of UK commercial logistics leases referred to above proposed to be the subject of a securitisation (the “Securitisation”). This letter reports on our performance of those agreed-upon procedures (the “Data AUP Letter”). This Data AUP Letter is confidential and agreed disclosure restrictions apply.

This Data AUP Letter is addressed to the directors of STARK Financing 2023-1 DAC (the “Issuer”), Bank of America Europe DAC and Deutsche Bank AG, London Branch (together, they are referred to as the “Loan Sellers” and the “Arrangers”) and collectively all addressees of this Data AUP Letter are referred to as the “Data AUP Letter Recipients”.

The procedures that we will perform are solely for the purpose of assisting you in determining the accuracy of data that you are preparing in connection with the Securitisation and so may not be suitable for any other purpose. We will not accept any responsibility to any other party to whom our Data AUP Letter is shown or into whose hands it may come.

KPMG LLP, a UK limited liability partnership and a member firm of the KPMG global organisation of independent member firms affiliated with KPMG International Limited, a private English company limited by guarantee.

Registered in England No OC301540

Registered office: 15 Canada Square, London, E14 5GL

For full details of our professional regulation please refer to

‘Regulatory information’ under ‘About’ at www.kpmg.com/uk

Document Classification - KPMG Confidential

KPMG LLP

Engagement to perform agreed-upon procedures in relation to a portfolio of UK commercial logistics assets proposed to be the subject of a securitisation

3 October 2023

Responsibilities of the Data AUP Letter Recipients

It is the responsibility of the Data AUP Letter Recipients to determine the sufficiency of these procedures agreed with them for their own purposes. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purposes for which this report has been requested or for any other purpose.

The Data AUP Letter Recipients have acknowledged that the agreed-upon procedures are appropriate for the purpose of the engagement. The Loan Sellers are responsible for the subject matter on which the agreed-upon procedures are performed.

Our Responsibilities

Our engagement was undertaken in accordance with International Standard on Related Services 4400 (Revised), Agreed-Upon Procedures Engagements issued by the International Auditing and Assurance Standards Board. An agreed-upon procedures engagement involves our performing the procedures that have been agreed with the Data AUP Letter Recipients, and reporting the factual findings, which are the factual results of the agreed-upon procedures performed. We make no representation regarding the appropriateness of the agreed-upon procedures.

This agreed-upon procedures engagement is not an assurance engagement. Accordingly, we do not express an opinion or an assurance conclusion.

Had we performed additional procedures, other matters might have come to our attention that would have been reported.

Professional Ethics and Quality Control

We have complied with the ethical requirements in the ICAEW Code of Ethics issued by the Institute of Chartered Accountants in England and Wales. For the purpose of this engagement, there are no independence requirements with which we are obliged to comply.

We apply International Standard on Quality Control (UK) 1 Quality Control for Firms that Perform Audits and Reviews of Financial Statements, and Other Assurance and Related Services Engagements. Accordingly, we maintain a comprehensive system of quality control including documented policies and procedures regarding compliance with ethical requirements and professional standards as well as applicable legal and regulatory requirements.

Procedures and Findings

The procedures performed were not intended to satisfy any criteria for due diligence published by any nationally recognised statistical rating organisation (“NRSRO”).

JM/AP/CC1474	2
Document Classification - KPMG Confidential

KPMG LLP

Engagement to perform agreed-upon procedures in relation to a portfolio of UK commercial logistics assets proposed to be the subject of a securitisation

3 October 2023

We have been provided with a data file entitled “Sussex_Rent Roll & Datatape (May 31st)_2023.06.12.xlsx” containing details relating to a portfolio of UK commercial logistics leases as at 31 May 2023 (the “Portfolio Date”) (the “Extraction File”) proposed to be the subject of a securitisation (the “Portfolio”).

A sample of 212 items was drawn at random from the Portfolio (“Sample 1”). The number of items in the Sample 1 was determined on the basis described in the scope of services (the “Scope of Services”) attached as Appendix A.

The top 100 leases ranked by Annual Headline Rent were also drawn from the Portfolio (“Sample 2” and together with Sample 1, the “Sample”).

The procedures were performed on the Extraction File and the source documentation (the “Sources”) provided to us by the Loan Sellers. We have not verified or evaluated such Sources and therefore we express no opinion or any other form of assurance regarding the reliability, accuracy or adequacy of the Sources, or as to whether any of the Sources omit any material facts. Furthermore, we express no opinion or any other form of assurance regarding the reliability, accuracy or adequacy of the disclosures in the Extraction File, or any legal matters relating to the Portfolio or the physical existence of the UK commercial logistics leases.

The procedures performed did not address, without limitation: (i) the conformity of the origination of the Portfolio to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of any collateral securing the Portfolio, (iii) the compliance of the originator of the Portfolio with applicable laws and regulations, or (iv) any other factor or characteristic of the Portfolio that would be material to the likelihood that the issuer or the asset-backed security will pay interest and principal in accordance with applicable terms and conditions.

Findings

The findings from the agreed-upon procedures for Sample 1 are set out in Appendix B.

Based on the instructions provided to us and the assumptions set out in the Scope of Services, the following statistical interpretation can be applied to the findings set out in Appendix B: on the basis of the number of differences between the Extraction File and the Sources identified in Sample 1 (as reported on the ‘Differences’ lines of Appendix B) and the number of missing sources relating to the Sample (as reported on the ‘Missing Sources’ line of Appendix B) it can be calculated that there is a 99% level of confidence that not more than X% of the population contains such findings relating to the specified procedure, where X is the relevant percentage reported on the ‘Statistical extrapolation’ lines of Appendix B.

Details of the differences and missing source found as a result of the agreed-upon procedures for Sample 1, and listed in Appendix B, are set out in Appendix C.

JM/AP/CC1474	3
Document Classification - KPMG Confidential

KPMG LLP

Engagement to perform agreed-upon procedures in relation to a portfolio of UK commercial logistics assets proposed to be the subject of a securitisation

3 October 2023

Details of the differences, found as a result of the agreed-upon procedures for Sample 2, are set out in Appendix D.

General

This Data AUP Letter may only be relied upon in respect of the matters to which it refers and as of its date. In relying upon this Data AUP Letter, you agree (save as may otherwise have been expressly agreed in writing) that we have no responsibility to, and we will not, perform any work subsequent to the date of this Data AUP Letter nor to consider, monitor, communicate or report the impact of any events or circumstances which may occur or may come to light subsequent to the date of this Data AUP Letter.

This Data AUP Letter is not issued in accordance with the professional standards of the American Institute of Certified Public Accountants or the US Public Company Accounting Oversight Board. We will provide separately an executed Form ABS Due Diligence-15E, Certification of Provider of Third-Party Due Diligence Services for Asset-Backed Securities (“Form ABS Due Diligence-15E”), using the form made available by the US Securities and Exchange Commission (“SEC”), to which this Data AUP Letter will be appended. The executed Form ABS Due Diligence-15E will be provided, without in any way or on any basis affecting or adding to or extending our duties and responsibilities to you or giving rise to any duty or responsibility being accepted or assumed by or imposed on KPMG to any party except you, to facilitate your compliance with SEC Release No. 34-72936, Nationally Recognized Statistical Rating Organizations (the “SEC Release”), pursuant to which you are required to make publicly available the findings and conclusions of any third-party due diligence report obtained. This Data AUP Letter alone is not to be relied on in the United States and we accept no responsibility for any use that you may make of this Data AUP Letter alone in the United States.

The requirement to make publicly available findings and conclusions includes disclosure of the criteria against which loans were evaluated, and how the evaluated loans compared to those criteria, along with the basis for including any loans not meeting those criteria. This is accomplished by including such information, which will include this Data AUP Letter, in Form ABS-15G, Asset-Backed Securitizer Report Pursuant to Section 15G of the Securities Exchange Act of 1934 (“Form ABS 15G”), which is required to be furnished by the Issuer or underwriter to the SEC through the Electronic Data Gathering, Analysis, and Retrieval (“EDGAR”) system.

The Issuer, sponsor or underwriter of an asset–backed securitisation is required to maintain a website (the “Rule 17g-5 website”) pursuant to paragraph (a)(3) of Rule 17g-5 of the US Code of Federal Regulations (17 CFR 240.17g-5). The SEC Release requires any NRSRO producing a credit rating to which “third party due diligence services” relate, to publish with its rating any executed Form ABS Due Diligence-15E containing information about the relevant security or money market instrument that the NRSRO receives or obtains through a Rule 17g-5 website. The agreed-upon procedures performed by KPMG on which this Data AUP Letter reports amount to “third party due diligence services” as defined in the SEC Release.

JM/AP/CC1474	4
Document Classification - KPMG Confidential

KPMG LLP

Engagement to perform agreed-upon procedures in relation to a portfolio of UK commercial logistics assets proposed to be the subject of a securitisation

3 October 2023

To facilitate a relevant NRSRO meeting this publication obligation, we are required to furnish any executed Form ABS Due Diligence-15E to any such NRSRO. As envisaged by the SEC Release, we will do so by providing the prescribed form to the Issuer, sponsor, or underwriter of the securitisation that maintains the Rule 17g-5 website, or to any NRSRO that requests it. In addition, the SEC Release requires that an NRSRO producing a credit rating publicly disclose each prescribed form that was posted to the Rule 17g-5 website. Such information may therefore be posted on the website of any relevant NRSRO.

Any such publicity shall take place, without in any way or on any basis affecting or adding to or extending our duties and responsibilities to you or giving rise to any duty or responsibility being accepted or assumed by or imposed on KPMG to any party except you, to facilitate your compliance with the SEC Release. Accordingly, any party (including rating agencies and investors) obtaining access to this Data AUP Letter as appended to the executed Form ABS Due Diligence-15E or separately is not authorised by KPMG to use or rely upon the Data AUP Letter, any such use or reliance shall take place at the relevant party’s own risk and, to the fullest extent permitted by law, we will have no responsibility and will deny any liability to any such party.

Yours faithfully

/s/ KPMG LLP

KPMG LLP

Attached

Appendix A  Scope of the Services

Appendix B  Findings from Sample 1

Appendix C  Details of Findings from Sample 1

Appendix D Details of Findings from Sample 2

JM/AP/CC1474	5
Document Classification - KPMG Confidential

KPMG LLP

Engagement to perform agreed-upon procedures in relation to a portfolio of UK commercial logistics assets proposed to be the subject of a securitisation

3 October 2023

Appendix A: Scope of the Services

This Appendix sets out the procedures that the Data AUP Letter Recipients have instructed us, and that we have agreed, to perform.

Provision of a data file

The Data AUP Letter Recipients have informed us that the Loan Sellers will provide a data file to us containing details of UK commercial logistics leases proposed to be the subject of a securitisation (the “Portfolio”) as at a date to be determined by the Data AUP Letter Recipients (the “Portfolio Date”) (the “Extraction File”).

We will draw a sample of items at random from the Extraction File (“Sample 1”) and will notify the items selected to the Loan Sellers. The number of items in the Sample will be determined on the basis described under “Sampling” below.

We will also draw the top 100 leases ranked by BX Headline Rent from the Extraction File (“Sample 2”, together with Sample 1, the “Sample”) and will notify the items selected to the Loan Sellers.

The Loan Sellers will also provide source documentation to us that the Data AUP Letter Recipients wish us to use for the purposes of the agreed-upon procedures.

Sampling – Sample 1

Sampling is a process of examining less than the total number of items in a population in order to calculate a statistical interpretation about that population. Sampling techniques inherently assume that the sample is representative of the population as a whole. The Data AUP Letter Recipients have requested that we calculate the sample size based on the total number of items in the Portfolio using the following parameters:

•	Expected deviation rate: 0%

•	Tolerable deviation rate: 2%

•	Confidence level: 99%

on the basis that differences between the data attributes and their respective sources are hypergeometrically distributed. We make no representations regarding the use of, or assumptions underlying the sampling techniques.

Procedures

The procedures that the Data AUP Letter Recipients have instructed us, and that we have agreed, to perform in relation to the information contained in the Extraction File are set out in the table below.

JM/AP/CC1474	6
Document Classification - KPMG Confidential

KPMG LLP

Engagement to perform agreed-upon procedures in relation to a portfolio of UK commercial logistics assets proposed to be the subject of a securitisation

3 October 2023

	Data attribute	Level	Source	Procedure	Tolerance/Definition of error

1	Asset Name	Lease	Lease Documentation	For each item in the Sample check if the data attribute per the Extraction File matches the source	Differences attributable to spelling mistakes or contractions geographical proximities are to be treated as matching the source

2	Tenant Name	Lease	Lease Documentation

For each item in the Sample check if the data attribute per the Extraction File matches the source

Where the Tenant’s legal name has been changed and this has been evidenced in the Companies House, we have checked the data attribute in the Extraction File to that evidence

Differences attributable to spelling mistakes or contractions are to be treated as matching the source

3	Lease Break Date	Lease	Lease Documentation

For each item in the Sample check if the data attribute per the Extraction File matches the source

If there are multiple future Lease Break Dates in the source, we checked the data attribute in the Extraction File to the one in the source which is nearest after the Portfolio Date

If the data attribute in the Extraction File is blank and the Lease Break Date in the source is on or prior to the Portfolio Date, we did not mark it as a difference

None

4	Lease Expiry Date	Lease	Lease Documentation

For each item in the Sample check if the data attribute per the Extraction File matches the source

For all Scottish leases, where the Lease Expiry Date in the Extraction File was after the Lease Expiry Date in the source, we have been instructed to apply ‘tacit relocation’ (i.e., leases which have been treated as renewed automatically on the same terms)

None

JM/AP/CC1474	7
Document Classification - KPMG Confidential

KPMG LLP

Engagement to perform agreed-upon procedures in relation to a portfolio of UK commercial logistics assets proposed to be the subject of a securitisation

3 October 2023

5	BX Headline Rent	Lease	Lease Documentation

For each item in the Sample check if the data attribute per the Extraction File matches the source

Where the source indicates multiple rent amounts applicable to different periods, we checked the data attribute in the Extraction File to the amount prior to the Lease Break Date. If there was no Lease Break Date, we checked the data attribute in the Extraction File to the amount valid until the Lease Expiry Date

Where the Lease Documentation indicated multiple rental amounts, we considered the rent amount as at the Portfolio Date and checked the data attribute to that amount

Where the Lease Documentation indicates that the Rent will be increased by the set amount or percentage, we have recalculated the Rent amount in the Lease Documentation to the Lease Expiry Date/Lease Break Date and checked it to the Extraction File. If provided with an Indexation document, we checked whether the data attribute matched that source

+/-3%

Note:

•	Lease Documentation includes Lease Agreement, License Document, Occupancy Agreement, Rent Review Memorandum, Transfer Deed, Minute of Alteration, Indexation document and Deed of Variation.

•	When provided with a combined Lease Documentation for multiple units (including unit being tested), we have checked the Data Attributes in the Extraction File on the aggregate basis.

JM/AP/CC1474	8
Document Classification - KPMG Confidential

KPMG LLP

Engagement to perform agreed-upon procedures in relation to a portfolio of UK commercial logistics assets proposed to be the subject of a securitisation

3 October 2023

Sample 2

Procedures

The procedures that the Data AUP Letter Recipients have instructed us, and that we have agreed, to perform in relation to the information contained in the Extraction File are set out in the table below.

	Data attribute	Level	Source	Procedure	Tolerance/Definition of error

1	Asset Name	Lease	Lease Summaries/CoT/Lease Documentation	For each item in the Sample check if the data attribute per the Extraction File matches the source	Differences attributable to spelling mistakes or contractions geographical proximities are to be treated as matching the source

2	Tenant Name	Lease	Lease Summaries/CoT/Lease Documentation

For each item in the Sample check if the data attribute per the Extraction File matches the source

Where the Tenant’s legal name has been changed and this has been evidenced in the Companies House, we have checked the Data Attribute in the Extraction File to that evidence

Differences attributable to spelling mistakes or contractions are to be treated as matching the source

3	Lease Break Date	Lease	Lease Summaries/CoT/Lease Documentation

For each item in the Sample check if the data attribute per the Extraction File matches the source

If there are multiple future Lease Break Dates in the source, we checked the Data Attribute in the Extraction File to the one in the source which is nearest after the Portfolio Date

If the Data Attribute in the Extraction File is blank and the Lease Break Date in the source is on or prior to the Portfolio Date, we did not mark it as a difference

None

4	Lease Expiry Date	Lease	Lease Summaries/CoT/Lease Documentation	For each item in the Sample check if the data attribute per the Extraction File matches the source	None

JM/AP/CC1474	9
Document Classification - KPMG Confidential

KPMG LLP

Engagement to perform agreed-upon procedures in relation to a portfolio of UK commercial logistics assets proposed to be the subject of a securitisation

3 October 2023

5	BX Headline Rent	Lease	Lease Summaries/CoT/Lease Documentation

For each item in the Sample check if the data attribute per the Extraction File matches the source

Where the source indicates multiple rent amounts applicable to different periods, we checked the Data Attribute in the Extraction File to the amount prior to the Lease Break Date. If there was no Lease Break Date, we checked the Data Attribute in the Extraction File to the amount valid until the Lease Expiry Date

+/-3%

Note:

•	Lease Documentation includes Lease Agreement, License Document, Occupancy Agreement, Rent Review Memorandum, Transfer Deed, Minute of Alteration, Indexation document and Deed of Variation.

•	When provided with a combined Lease Documentation for multiple units (including unit being tested), we have checked the Data Attributes in the Extraction File on the aggregate basis.

Notes in relation to the manner of reporting certain findings

1)	Reporting the findings

Where a data attribute contained in the Extraction File for an individual UK commercial logistics lease does not match the source, this is to be reported as a ‘difference’ or ‘D’.

Where a source document has not been provided, or the data attribute is missing from the source document, this is to be reported as ‘missing source’, ‘missing from source’ or ‘MS’.

2)	Statistical interpretation

For the purposes of the statistical interpretation, the Data AUP Letter Recipients require us to present the statistical extrapolation for each procedure as follows:

Primary calculation:

(i) Calculation to be based on the total number of items in the Sample 1 except where within the Extraction File a data attribute for a particular UK commercial logistics lease is missing in which event the calculation is to be based on the total number of items in the Sample after subtracting the number of items with missing data.

JM/AP/CC1474	10
Document Classification - KPMG Confidential

KPMG LLP

Engagement to perform agreed-upon procedures in relation to a portfolio of UK commercial logistics assets proposed to be the subject of a securitisation

3 October 2023

(ii) Calculation to be performed treating as errors both differences and missing sources.

Secondary calculation:

(iii) Calculation to be based on the total number of items in the Sample 1 after subtracting the number of items with missing sources.

(iv) Calculation to be performed treating as errors differences only.

Where a procedure specifies agreement to specific documentation, and the Loan Sellers have provided as part of the source documentation written evidence of amendments or additions to an original document or documents, the instruction of the Data AUP Letter Recipients to us is to conduct the relevant procedure on the basis of the information contained in the amendments or additions to the original documentation and not the information contained in the original documentation.

In reporting findings on the basis of the procedures to be undertaken, the Data AUP Letter Recipients have specified that results are to be reported as being in agreement if any difference found is below the tolerance level, if any, set out above.

JM/AP/CC1474	11
Document Classification - KPMG Confidential

Appendix B: Findings

Sussex	Asset Name - Lease Documentation	Tenant Name - Lease Documentation	Lease Break Date - Lease Documentation	Lease Expiry Date - Lease Documentation	BX Headline Rent - Lease Documentation
Sample Size : 212
Portfolio Date : 31-May-23
Procedure Number	1	2	3	4	5
Not Applicable (N/A)	0	0	0	0	0	0
Sample Size	212	212	212	212	212
Missing Data (MD)	0	0	0	0	0	0
(i) Sample excluding MD	212	212	212	212	212
- Differences (D)	0	2	9	3	6	20
- Missing Sources (MS)	0	0	0	0	1	1
(ii) Sum of Differences and Missing Sources	0	2	9	3	7	21
Statistical extrapolation	2.00%	3.66%	8.36%	4.40%	7.08%
(iii) Sample excluding MD and MS	212	212	212	212	211
(iv) Differences (D)	0	2	9	3	6	20
Statistical extrapolation	2.00%	3.66%	8.36%	4.40%	6.47%
KPMG Ref
13	—	—	—	—	D
14	—	—	—	—	D
24	—	D	—	—	—
44	—	—	D	—	—
47	—	—	D	D	—
83	—	—	—	—	MS
84	—	—	D	—	—
86	—	—	D	—	D
119	—	—	D	—	—
129	—	—	D	—	D
132	—	—	—	D	—
142	—	—	—	D	—
146	—	—	—	—	D
148	—	—	D	—	—
150	—	—	D	—	—
162	—	D	—	—	—
170	—	—	—	—	D
211	—	—	D	—	—

Appendix C: Details of Findings

KPMG Ref.	Procedure Nbr.	Lease ID	Asset Name+Unit Name	Data Attribute	Source	Extraction File Value	Finding	Source Value
24	Procedure 2	196	Sovereign Business Park Unit C1	Tenant Name	Lease Documentation	G W Home Improvements	D	Tradefix Building Plastics Limited
162	Procedure 2	1429	Tir Llwyd Industrial Estate Unit 16	Tenant Name	Lease Documentation	Eco Testing Electrical Services	D	Kevin Jones
44	Procedure 3	371	Compass Industrial Park North West Unit 102	Lease Break Date	Lease Documentation	—	D	21 September in every year of the Term
47	Procedure 3	420	Compass Industrial Park West Unit 10	Lease Break Date	Lease Documentation	—	D	22 February; 22 May; 22 August; 22 November; In each year of the term
84	Procedure 3	780	Gainsborough Trading Estate Unit 2B	Lease Break Date	Lease Documentation	—	D	Break date on every 18 month anniversary
86	Procedure 3	786	Gainsborough Trading Estate Unit 6	Lease Break Date	Lease Documentation	—	D	Break date on every 18 month anniversary
119	Procedure 3	1008	Bradley Hall Trading Estate Zone 1 - Unit 5B and Yard	Lease Break Date	Lease Documentation	—	D	4/20/2025
129	Procedure 3	1100	Bradley Hall Trading Estate Zone 5 - Unit S28	Lease Break Date	Lease Documentation	11/06/2022	D	6/11/2023
148	Procedure 3	1296	Beacon Business Park Unit 22f	Lease Break Date	Lease Documentation	—	D	10/8/2024
150	Procedure 3	1300	Beacon Business Park Unit 25	Lease Break Date	Lease Documentation	—	D	2/25/2026
211	Procedure 3	1825	Mandale Business Park Waldon House - A	Lease Break Date	Lease Documentation	—	D	9/1/2024
47	Procedure 4	420	Compass Industrial Park West Unit 10	Lease Expiry Date	Lease Documentation	08/03/2027	D	11/21/2024
132	Procedure 4	1182	Caldwellside Industrial Estate Block 6 - 03	Lease Expiry Date	Lease Documentation	07/06/2023	D	6/7/2028
142	Procedure 4	1264	Dundyvan Industrial Estate Telecoms Mast	Lease Expiry Date	Lease Documentation	14/12/2022	D	12/14/2020
13	Procedure 5	82	Imex Business Centre Unit 41	BX Headline Rent	Lease Documentation	14,709.19	D	16,376.03
14	Procedure 5	83	Imex Business Centre Unit 42	BX Headline Rent	Lease Documentation	11,919.00	D	14,425.92
83	Procedure 5	746	Dunball Industrial Estate Unit 6	BX Headline Rent	Lease Documentation	37,882.00	MS	Missing source
86	Procedure 5	786	Gainsborough Trading Estate Unit 6	BX Headline Rent	Lease Documentation	23,871.43	D	25,640.65
129	Procedure 5	1100	Bradley Hall Trading Estate Zone 5 - Unit S28	BX Headline Rent	Lease Documentation	14,752.81	D	13,500.00
146	Procedure 5	1289	Beacon Business Park Unit 20	BX Headline Rent	Lease Documentation	48,140.00	D	33,640.00
170	Procedure 5	1497	Venture Point Office 9	BX Headline Rent	Lease Documentation	17,165.00	D	36,123.65; (BX Headline Rent to be agreed as Lease level for Units 9 and 10)

Appendix D: Details of Findings

KPMG Ref.	Procedure Nbr.	Lease ID	Asset Name+Unit Name	Data Attribute	Source	Extraction File Value	Finding	Source Value
77	Procedure 2	1367	Star Road Industrial Estate Unit 22	Tenant Name	Lease Summaries/Lease Documentation	Fuller Smith & Turner Plc	D	Asahi UK Ltd
15	Procedure 3	366	Compass Industrial Park East Unit 2	Lease Break Date	CoT	31/03/2024	D	No Lease Break Date identified in source
20	Procedure 3	426	Compass Industrial Park West Unit 16	Lease Break Date	CoT	—	D	Rolling break on six month’ notice
99	Procedure 3	1836	Mandale Business Park Waldon House - L, M, N	Lease Break Date	Lease Documentation	—	D	06/06/2024 and 06/06/2027
100	Procedure 3	1845	Twibell Street Units 1C & D	Lease Break Date	Lease Summaries	—	D	10/29/2028
15	Procedure 4	366	Compass Industrial Park East Unit 2	Lease Expiry Date	CoT	30/03/2034	D	10/03/2034
30	Procedure 4	588	Venture Park Unit 1	Lease Expiry Date	Lease Summaries	28/09/2027	D	12/12/2027
31	Procedure 4	589	Venture Park Unit 2	Lease Expiry Date	Lease Summaries	28/09/2037	D	11/27/2037